Putnam
Growth
Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The management team of Putnam Growth Opportunities Fund certainly had its hands full during the fiscal year that ended on July 31, 2001, as the sharp retreat of technology stocks and the effects of a slowing economy cut a wide swath across the entire growth stock universe. However, as you will see in the following report, the managers have taken this opportunity to position the fund to seek maximum benefit from an improvement in the market.

The year also brought a new member to Putnam's Board of Trustees, and we are pleased to introduce him here. Charles B. Curtis joined the board in July and brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. He is currently president of NTI, a private foundation dedicated to reducing the threat from weapons of mass destruction. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 19, 2001

REPORT FROM FUND MANAGEMENT

Jeffrey R. Lindsey
Richard B. England

The fiscal year ended July 31, 2001, will long be remembered as a challenging time for growth stock investors. During this period, the torrid pace of economic growth and the exhilarating stock market returns of the past several years came to an abrupt halt. Slumping investor confidence and cutbacks in business spending led to sharp declines across many sectors of the stock market, and the technology sector in particular. While this difficult market environment is reflected in the short-term performance of Putnam Growth Opportunities Fund, we remained focused on the long term and continue to target stocks that we believe will reward investors over time. As always, shareholders are encouraged to consider the fund's performance record over longer periods; a complete performance summary begins on page 6.

Total return for 12 months ended 7/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -45.13% -48.28%  -45.54% -48.27%  -45.57% -46.11%  -45.46% -47.37%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* A YEAR OF DISAPPOINTMENT FOR EQUITY INVESTORS

At the start of your fund's fiscal year, the U.S. stock market was experiencing some turbulence after reaching historic peaks. This volatility was just the tip of the iceberg; the magnitude of the stock market's decline in the ensuing 11 months went on to test the patience and nerves of many investors. The declines accelerated in October 2000 when the U.S. economy quickly started to slow and a number of companies announced weaker-than-expected earnings. In the months that followed, the economic slowdown continued at a rapid pace, consumer confidence slipped, and businesses reduced their spending. This resulted in lower demand and excess inventories for many companies. The most dramatic losses occurred in the technology sector, as measured by the Nasdaq Composite Index. The Nasdaq reached its peak on March 10, 2000; one year later, it had declined by 59.34%.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals             15.8%

Software                    11.5%

Conglomerates               10.2%

Electronics                  6.8%

Communications
equipment                    6.6%

Footnote reads:
*Based on net assets as of 7/31/01. Holdings will vary over time.

During the period, we were relatively cautious in our commitment to the technology sector. Our decision to maintain a smaller technology position than the fund's benchmark, the Russell 1000 Growth Index, was a prudent move. However, fund performance was hurt as the technology downturn eventually punished even the largest, most well-established companies, such as fund holdings Cisco, Nokia, and Nortel.

* DEFENSIVE SECTORS OFFERED INSUFFICIENT RELIEF

The fiscal year was challenging not just for the speed, severity, and depth of the downturn, but also for the breadth. The ripple effect was felt throughout the economy, including many high-growth sectors beyond technology. Media and advertising, typically one of our strongest areas of performance, is categorized in the consumer staple sector, a traditionally defensive part of the market. However, media industries suffered a setback in the form of lost advertising revenue from dot-com companies.

On the other hand, other components of the consumer staples sector did well, as consumers defied expectations and continued to spend. This spending bolstered companies like Kraft and Pepsi, two of our late-period selections. We look to these companies and others like them, with lower but steadier growth rates, to build on the strength in the portfolio that began to emerge during the second calendar quarter of 2001. While these holdings and others mentioned in this report were viewed favorably by fund management at the end of the fiscal year, all are subject to review and adjustment in accordance with the fund's strategy.


"We remained focused on the long term and continue to target stocks that we believe will reward investors over time."

-- Jeffrey Lindsey, portfolio manager, Putnam Growth Opportunities Fund

Even the traditional defensive sectors for aggressive growth investors faced challenges during this period, largely for reasons that had little to do with the economic downturn. During the period, we shifted resources into health care, specifically to pharmaceutical companies, which tend to be resilient in the face of a softening economy. Unfortunately, a slowdown in the FDA's approval process for new drugs and the failure of several highly anticipated drugs to meet sales expectations led to disappointing performance from pharmaceutical stocks.

* BRIGHT SPOTS APPEARED IN TWO SECTORS

The performance of AIG, one of fund's holdings, helped to make the financial sector one of two areas to contribute positively to performance. AIG is a global financial company that, through its own diversification efforts and financial conservatism, managed to maintain a stable earnings record throughout this period. It was aided by the fact that insurance was one of few financial products to benefit from a difficult pricing environment.

The other positive sector was conglomerates. Tyco International, with a business encompassing health-care supplies, security systems, and electronics, was the portfolio's strongest performer. By taking advantage of the downturn to buy out weaker competitors and strengthen its market position, Tyco was able to maintain a flat stock price, an outstanding result for a growth company in the anti-growth economic environment, and one that was matched by another of the fund's larger holdings, General Electric.

* PORTFOLIO POSITIONED FOR EVENTUAL UPTURN

While the past 12 months have been challenging, the advantage we have tried to gain from the downturn is a portfolio positioned for an eventual upturn. We have sought to purchase the highest-quality growth stocks, those that investors will want to own when the economy begins to grow again. We have not abandoned the tech market but instead have concentrated on companies with growth opportunities not related to the dot-com segment. We are adding pharmaceutical companies with the best pipelines for their products and, in the financial and consumer sectors, focusing on companies that are positioned for growth in a recovering market environment.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Conglomerates

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

AOL Time Warner, Inc.
Media

Viacom, Inc. Class B
Entertainment

Tyco International Ltd. (Bermuda)
Conglomerates

QUALCOMM, Inc.
Communications equipment

Wal-Mart Stores, Inc.
Retail

Medtronic, Inc.
Medical technology

Johnson & Johnson
Pharmaceuticals

Footnote reads:
These holdings represent 40.2% of the fund's net assets as of 7/31/01. Portfolio holdings will vary over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/01, there is no guarantee the fund will continue to hold these securities in the future. A concentrated portfolio may add a measure of volatility to performance as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Growth Opportunities Fund is designed for investors seeking capital appreciation by investing primarily in stocks of well-established, large-capitalization companies that Putnam believes will benefit from promising growth themes worldwide.

TOTAL RETURN FOR PERIODS ENDED 7/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (8/1/97)        (2/1/99)        (8/1/97)
                  NAV      POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -45.13% -48.28% -45.54% -48.27% -45.57% -46.11% -45.46% -47.37%
------------------------------------------------------------------------------
5 years          79.07   68.76   72.20   70.20   72.86   72.86   74.04   67.97
Annual average   12.36   11.03   11.48   11.22   11.57   11.57   11.72   10.93
------------------------------------------------------------------------------
Life of fund    115.03  102.63  104.97  103.97  106.12  106.12  107.70  100.49
Annual average   14.03   12.88   13.10   13.00   13.21   13.21   13.36   12.67
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/01

                          Russell 1000         S&P 500           Consumer
                          Growth Index          Index           price index
-----------------------------------------------------------------------------
1 year                       -35.06%           -14.33%             2.66%
-----------------------------------------------------------------------------
5 years                       82.44            103.66             12.85
Annual average                12.78             15.29              2.45
-----------------------------------------------------------------------------
Life of fund                 102.52            128.26             15.80
Annual average                12.87             15.21              2.55
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect. Without the limitation, total returns would have been lower. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/2/95

               Fund's class A       Russell 1000        S&P 500         Consumer price
Date            shares at POP       Growth Index         Index           price index
10/2/95             9,425              10,000            10,000             10,000
7/31/96            11,316              11,101            11,208             10,261
7/31/97            16,673              16,857            17,052             10,483
7/31/98            21,212              20,214            20,340             10,659
7/31/99            26,893              25,074            24,450             10,881
7/31/00            36,931              31,186            26,644             11,279
7/31/01           $20,263             $20,252           $22,826            $11,580
Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $20,497 ($20,397 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $20,612 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,770 ($20,049 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/01

                         Class A      Class B      Class C      Class M
------------------------------------------------------------------------------
Distributions (number)*     --           --           --           --
------------------------------------------------------------------------------
Share value:           NAV     POP      NAV          NAV       NAV     POP
------------------------------------------------------------------------------
7/31/00               $29.58  $31.38  $28.94       $29.32    $29.15  $30.21
------------------------------------------------------------------------------
7/31/01                16.23   17.22   15.76        15.96     15.90   16.48
------------------------------------------------------------------------------

*The fund did not make any distributions during the period.

TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)  (10/2/95)       (8/1/97)        (2/1/99)        (8/1/97)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -43.10% -46.37% -43.52% -46.34% -43.50% -44.07% -43.42% -45.40%
------------------------------------------------------------------------------
5 years          81.94   71.45   74.82   72.82   75.63   75.63   76.85   70.64
Annual average   12.72   11.39   11.82   11.56   11.92   11.92   12.08   11.28
------------------------------------------------------------------------------
Life of fund    128.81  115.62  118.23  117.23  119.55  119.55  121.16  113.48
Annual average   15.51   14.32   14.56   14.47   14.68   14.68   14.83   14.12
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell 1000 Growth Index* contains those Russell 1000 securities with a greater-than-average growth orientation. (The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index.)

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam Growth Opportunities Fund (a series of Putnam Investment Funds), including the fund's portfolio, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended July 31, 1998 were audited by other auditors whose report dated September 10, 1998 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund as of July 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.
                                                             KPMG  LLP
Boston, Massachusetts
August 30, 2001



THE FUND'S PORTFOLIO
July 31, 2001

COMMON STOCKS (97.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Banking (2.2%)
-------------------------------------------------------------------------------------------------------------------
          2,179,700 Bank of New York Co., Inc. (The)                                                  $  97,781,342

Beverage (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,366,000 PepsiCo, Inc.                                                                        63,696,580

Biotechnology (1.5%)
-------------------------------------------------------------------------------------------------------------------
            103,629 Genentech, Inc. (NON)                                                                 4,383,507
          1,585,000 MedImmune, Inc. (NON)                                                                61,054,200
                                                                                                      -------------
                                                                                                         65,437,707

Broadcasting (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,694,600 Univision Communications, Inc. Class A (NON)                                         64,699,828

Cable Television (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,111,000 AT&T Corp. - Liberty Media Group Class A (NON)                                       48,936,030

Communications Equipment (6.6%)
-------------------------------------------------------------------------------------------------------------------
          5,083,800 Cisco Systems, Inc. (NON)                                                            97,710,636
          1,177,500 Comverse Technology, Inc. (NON)                                                      33,299,700
          1,630,000 Nokia OYJ ADR (Finland)                                                              35,550,300
          1,953,100 QUALCOMM, Inc. (NON)                                                                123,494,513
                                                                                                      -------------
                                                                                                        290,055,149

Computers (2.9%)
-------------------------------------------------------------------------------------------------------------------
          2,922,700 Dell Computer Corp. (NON)                                                            78,708,311
            463,700 IBM Corp.                                                                            48,785,877
                                                                                                      -------------
                                                                                                        127,494,188

Conglomerates (10.2%)
-------------------------------------------------------------------------------------------------------------------
          7,381,600 General Electric Co. (SEG)                                                          321,099,599
          2,349,400 Tyco International, Ltd. (Bermuda)                                                  124,988,080
                                                                                                      -------------
                                                                                                        446,087,679

Consumer Finance (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,258,647 Capital One Financial Corp.                                                          80,893,243
            762,773 Providian Financial Corp.                                                            37,658,103
                                                                                                      -------------
                                                                                                        118,551,346

Electronics (6.8%)
-------------------------------------------------------------------------------------------------------------------
          1,750,800 Applied Micro Circuits Corp. (NON)                                                   30,008,712
          1,573,800 Flextronics International, Ltd. (Singapore) (NON)                                    42,791,622
          2,363,400 Intel Corp.                                                                          70,452,954
          2,051,500 Maxim Integrated Products, Inc. (NON)                                                94,717,755
          1,481,000 Micron Technology, Inc. (NON)                                                        62,202,000
                                                                                                      -------------
                                                                                                        300,173,043

Entertainment (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,745,600 Viacom, Inc. Class B (NON)                                                          136,730,880

Financial (1.9%)
-------------------------------------------------------------------------------------------------------------------
            983,600 Fannie Mae                                                                           81,884,700

Food (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,579,400 Kraft Foods, Inc. Class A (NON)                                                      48,882,430

Health Care Services (2.3%)
-------------------------------------------------------------------------------------------------------------------
            637,600 HCA, Inc.                                                                            29,297,720
          1,042,600 UnitedHealth Group, Inc.                                                             70,292,092
                                                                                                      -------------
                                                                                                         99,589,812

Insurance (1.9%)
-------------------------------------------------------------------------------------------------------------------
            982,200 AIG -- American International Group, Inc.                                            81,768,150

Investment Banking/Brokerage (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,531,600 Morgan Stanley, Dean Witter & Co.                                                    91,620,312
            976,308 Schwab (Charles) Corp.                                                               14,634,857
                                                                                                      -------------
                                                                                                        106,255,169

Media (4.8%)
-------------------------------------------------------------------------------------------------------------------
          4,639,750 AOL Time Warner, Inc. (NON)                                                         210,876,638

Medical Technology (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,186,400 Medtronic, Inc.                                                                     105,012,792

Natural Gas Utilities (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,452,000 Dynegy, Inc.                                                                         67,343,760
          1,124,100 Enron Corp.                                                                          50,977,935
                                                                                                      -------------
                                                                                                        118,321,695

Pharmaceuticals (15.8%)
-------------------------------------------------------------------------------------------------------------------
            896,500 Allergan, Inc.                                                                       67,497,485
          1,858,600 Johnson & Johnson                                                                   100,550,260
          1,347,933 King Pharmaceuticals, Inc. (NON)                                                     60,926,587
          1,267,400 Lilly (Eli) & Co.                                                                   100,479,472
            655,300 Merck & Co., Inc.                                                                    44,547,294
          5,381,700 Pfizer, Inc.                                                                        221,833,674
            885,200 Pharmacia Corp.                                                                      39,497,624
          1,439,100 Schering-Plough Corp.                                                                56,196,855
                                                                                                      -------------
                                                                                                        691,529,251

Power Producers (1.9%)
-------------------------------------------------------------------------------------------------------------------
          2,647,300 Mirant Corp. (NON)                                                                   81,880,989

Restaurants (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,136,300 Starbucks Corp. (NON)                                                                56,578,852

Retail (5.3%)
-------------------------------------------------------------------------------------------------------------------
            654,200 Best Buy Company, Inc. (NON)                                                         43,805,232
          2,169,500 Lowe's Companies, Inc.                                                               82,831,510
          1,926,500 Wal-Mart Stores, Inc.                                                               107,691,350
                                                                                                      -------------
                                                                                                        234,328,092

Software (11.5%)
-------------------------------------------------------------------------------------------------------------------
          1,530,800 Adobe Systems, Inc.                                                                  57,389,692
             59,400 BEA Systems, Inc. (NON)                                                               1,309,770
          4,645,400 Microsoft Corp. (NON)                                                               307,479,026
          1,947,500 Siebel Systems, Inc. (NON)                                                           67,110,850
          1,679,100 VERITAS Software Corp. (NON)                                                         71,210,631
                                                                                                      -------------
                                                                                                        504,499,969

Telecommunications (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,554,100 Qwest Communications International, Inc.                                             40,406,600

Tobacco (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,169,100 Philip Morris Companies., Inc.                                                       53,194,050
                                                                                                     --------------
                    Total Common Stocks (cost $4,596,645,515)                                        $4,274,652,961

UNITS (0.2%) (a) (cost $8,008,019)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            184,900 Dynegy Inc. Structured Warrants
                    (issued by Merrill Lynch International & Co. C.V.)
                    expiration 8/17/01                                                               $    8,045,276

SHORT-TERM INVESTMENTS (3.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        53,535,084 Short-term investments held as collateral for loaned securities with yields ranging from 3.62% to 4.05%
                    and due dates from August 1, 2001 to
                    September 28, 2001 (d)                                                           $   53,456,200
         22,800,000 Federal National Mortgage Association effective yield
                    of 3.63%, September 27, 2001                                                         22,668,596
         50,000,000 Sheffield Receivables Corp. effective yield of 3.75%,
                    August 9, 2001                                                                       49,958,333
         14,734,000 Interest in $500,000,000 joint repurchase agreement dated July 31, 2001 with Credit Suisse First Boston
                    due August 1, 2001 with respect to various
                    U.S. Government obligations -- maturity value
                    of $14,735,596 for an effective yield of 3.90%                                       14,734,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $140,817,129)                                 $  140,817,129
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $4,745,470,663) (b)                                      $4,423,515,366
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,383,041,007.

  (b) The aggregate identified cost on a tax basis is $4,801,095,967 resulting in gross unrealized appreciation and depreciation of $356,706,002 and $734,286,603, respectively, or net unrealized depreciation of $377,580,601.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2001.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

  (d) See footnote 1 to Financial statements on page 25.

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2001

                                Aggregate Face   Expiration     Unrealized
                  Total Value       Value          Date        Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)           $70,183,575     $70,077,133      Sep-01        $106,442
------------------------------------------------------------------------------




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value including $51,755,257 of securities
on loan (identified cost $4,745,470,663) (Note 1)                           $ 4,423,515,366
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                     904,281
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,791,007
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   41,115,466
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            264,152
-------------------------------------------------------------------------------------------
Total assets                                                                  4,469,590,272

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  1,608,505
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 10,983,029
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       10,109,602
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      6,379,441
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,048,506
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        67,970
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,976
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,274,846
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               53,456,200
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              617,190
-------------------------------------------------------------------------------------------
Total liabilities                                                                86,549,265
-------------------------------------------------------------------------------------------
Net assets                                                                  $ 4,383,041,007

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $ 6,205,467,283
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (1,500,577,421)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (321,848,855)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                  $ 4,383,041,007

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,110,835,312 divided by 130,091,106 shares)                                       $16.23
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.23)*                              $17.22
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,822,566,810 divided by 115,662,209 shares)**                                     $15.76
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($212,621,238 divided by 13,321,955 shares)**                                        $15.96
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($80,814,722 divided by 5,082,504 shares)                                            $15.90
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.90)*                              $16.48
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($156,202,925 divided by 9,554,218 shares)                                           $16.35
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividend (net foreign tax of $6,206)                                         $   19,489,212
-------------------------------------------------------------------------------------------
Interest                                                                          7,778,368
-------------------------------------------------------------------------------------------
Securities lending                                                                   11,483
-------------------------------------------------------------------------------------------
Total investment income                                                          27,279,063

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 30,652,792
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    7,801,558
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    77,422
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     42,651
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             6,788,114
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            26,082,815
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             2,791,700
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               904,538
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                          449
-------------------------------------------------------------------------------------------
Other                                                                             4,056,771
-------------------------------------------------------------------------------------------
Total expenses                                                                   79,198,810
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,145,289)
-------------------------------------------------------------------------------------------
Net expenses                                                                     78,053,521
-------------------------------------------------------------------------------------------
Net investment loss                                                             (50,774,458)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                             (1,339,789,867)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (26,024,671)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                            (2,174,006,902)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (3,539,821,440)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(3,590,595,898)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended July 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $   (50,774,458)  $  (53,181,788)
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                   (1,365,814,538)     (99,037,850)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments          (2,174,006,902)   1,433,144,717
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                    (3,590,595,898)   1,280,925,079
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     817,141,609    2,806,267,045
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            (2,773,454,289)   4,087,192,124

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   7,156,495,296    3,069,303,172
--------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $-- and $--, respectively)                   $ 4,383,041,007   $7,156,495,296
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.58       $21.54       $16.99       $13.38       $10.15
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)            (.11)(a)     (.16)(a)     (.09)(a)     (.07)(a)(d)   .03(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (13.24)        8.20         4.64         3.71         4.43
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (13.35)        8.04         4.55         3.64         4.46
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.04)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)       (1.19)
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --           --         (.03)       (1.23)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.23       $29.58       $21.54       $16.99       $13.38
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (45.13)       37.33        26.78        27.23        47.34
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,110,835   $3,177,205   $1,348,515     $287,291       $5,385
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99          .97         1.01         1.25(d)      1.05(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.49)        (.59)        (.48)        (.43)(d)      .20(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 87.48        45.65        82.18        70.90       145.10
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction of $0.01 per share for the period ended July 31, 1998 and $0.11 per share for the period ended July 31, 1997.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 Aug. 1, 1997+
operating performance                          Year ended July 31           to July 31
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $28.94       $21.23       $16.86       $13.38
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.27)        (.37)        (.24)        (.18)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (12.91)        8.08         4.61         3.69
----------------------------------------------------------------------------------------
Total from
investment operations                 (13.18)        7.71         4.37         3.51
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)
----------------------------------------------------------------------------------------
Total distributions                       --           --           --         (.03)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.76       $28.94       $21.23       $16.86
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (45.54)       36.32        25.92        26.25*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,822,567   $3,418,795   $1,539,409     $299,195
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.74         1.72         1.76         2.00*(d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.25)       (1.34)       (1.23)       (1.19)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 87.48        45.65        82.18        70.90
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction of $0.01 per share for the period ended July 31, 1998.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------
                                                                 For the period
Per-share                                                         Feb. 1, 1999+
operating performance                  Year ended July 31          to July 31
-------------------------------------------------------------------------------
                                        2001         2000             1999
-------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.32       $21.50           $21.24
-------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------
Net investment loss (a)                 (.27)        (.38)            (.12)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (13.09)        8.20              .38
-------------------------------------------------------------------------------
Total from
investment operations                 (13.36)        7.82              .26
-------------------------------------------------------------------------------
Net asset value,
end of period                         $15.96       $29.32           $21.50
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (45.57)       36.37             1.22*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $212,621     $320,460          $70,286
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.74         1.72              .88*
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.24)       (1.35)            (.63)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                 87.48        45.65            82.18
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 Aug. 1, 1997+
operating performance                         Year ended July 31           to July 31
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.15       $21.34       $16.91       $13.38
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.22)        (.30)        (.19)        (.14)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (13.03)        8.11         4.62         3.70
----------------------------------------------------------------------------------------
Total from
investment operations                 (13.25)        7.81         4.43         3.56
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)
----------------------------------------------------------------------------------------
Total distributions                       --           --           --         (.03)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.90       $29.15       $21.34       $16.91
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (45.46)       36.60        26.20        26.63*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $80,815     $164,703      $90,285      $24,769
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.49         1.47         1.51         1.75*(d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.00)       (1.08)        (.98)        (.93)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 87.48        45.65        82.18        70.90
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction of $0.01 per share for the period ended July 31, 1998.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                     July 1, 1999+
operating performance                  Year ended July 31      to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.73       $21.55       $22.27
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.10)          --(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (13.34)        8.28         (.72)
---------------------------------------------------------------------------
Total from
investment operations                 (13.38)        8.18         (.72)
---------------------------------------------------------------------------
Net asset value,
end of period                         $16.35       $29.73       $21.55
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (45.01)       37.96        (3.23)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $156,203      $75,332      $20,808
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .74          .72          .06*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.20)        (.34)        (.02)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 87.48        45.65        82.18
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Net investment loss was less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
July 31, 2001

Note 1
Significant accounting policies

Putnam Growth Opportunities Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of large companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes will offer above-average growth potential.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of Operations. At July 31, 2001, the value of securities loaned amounted to $51,755,257. The fund received cash collateral of $53,456,200 which is pooled with collateral of other Putnam funds into 48 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2001, the fund had a capital loss carryover of approximately $124,035,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $   506,000    July 31, 2006
    28,172,000    July 31, 2007
    62,483,000    July 31, 2008
    32,874,000    July 31, 2009

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, realized and unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2001, the fund reclassified $50,774,458 to decrease undistributed net investment loss and $50,774,458 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. The expenses have been fully amortized on a projected net asset basis over a five-year period as of July 31, 2001.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Under the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 2001, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, July 31, 2001, the fund's expenses were reduced by $1,145,289 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,756 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $1,770,680 and $53,008 from the sale of class A and class M shares, respectively, and received $4,524,590 and $86,592 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received $56,908 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,708,344,288 and $4,960,312,465, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 56,706,552      $1,283,978,072
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            56,706,552       1,283,978,072
---------------------------------------------------------------------------
Shares
repurchased                                (34,024,199)       (698,158,582)
---------------------------------------------------------------------------
Net increase                                22,682,353      $  585,819,490
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 67,455,879      $1,887,475,636
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            67,455,879       1,887,475,636

Shares
repurchased                                (22,657,857)       (620,346,623)
---------------------------------------------------------------------------
Net increase                                44,798,022      $1,267,129,013
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,248,564       $ 583,174,556
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            25,248,564         583,174,556

Shares
repurchased                                (27,704,392)       (550,695,651)
---------------------------------------------------------------------------
Net increase
(decrease)                                  (2,455,828)      $  32,478,905
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 63,098,871      $1,715,080,611
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            63,098,871       1,715,080,611

Shares
repurchased                                (17,486,774)       (476,297,713)
---------------------------------------------------------------------------
Net increase                                45,612,097      $1,238,782,898
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,683,645        $133,926,249
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             5,683,645         133,926,249

Shares
repurchased                                 (3,293,253)        (65,780,419)
---------------------------------------------------------------------------
Net increase                                 2,390,392        $ 68,145,830
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,497,708        $240,054,653
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             8,497,708         240,054,653

Shares
repurchased                                   (835,231)        (23,491,185)
---------------------------------------------------------------------------
Net increase                                 7,662,477        $216,563,468
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,144,861       $  26,359,062
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,144,861          26,359,062

Shares
repurchased                                 (1,712,536)        (35,405,009)
---------------------------------------------------------------------------
Net decrease                                  (567,675)      $  (9,045,947)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,642,156        $ 71,820,706
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,642,156          71,820,706

Shares
repurchased                                 (1,222,665)        (33,553,731)
---------------------------------------------------------------------------
Net increase                                 1,419,491        $ 38,266,975
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,192,173        $184,497,355
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             9,192,173         184,497,355

Shares
repurchased                                 (2,171,651)        (44,754,024)
---------------------------------------------------------------------------
Net increase                                 7,020,522        $139,743,331
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,794,152        $ 80,464,553
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,794,152          80,464,553

Shares
repurchased                                 (1,226,232)        (34,939,862)
---------------------------------------------------------------------------
Net increase                                 1,567,920        $ 45,524,691
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much
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The site can be accessed through any of the major online services
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you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.



FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jeffrey R. Lindsey
Vice President and Fund Manager

Richard B. England
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN061-74755  2AP/2HJ/2HK/2HL  9/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Growth Opportunities
Supplement to annual Report dated 7/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/01

                                                      NAV
1 year                                              -45.01%
5 years                                              80.39%
Annual average                                       12.52%
Life of fund (since class A inception, 10/02/95)    116.62%
Annual average                                       14.18%

Share value:                                          NAV

7/31/00                                             $29.73
7/31/01                                             $16.35
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains       Total
                     0         --              --              --
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
Research
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The management team of Putnam Research Fund certainly had its hands full during the fiscal year that ended on July 31, 2001, as the sharp retreat of technology stocks and the effects of a slowing economy cut a wide swath across the entire growth stock universe. However, as you will see in the following report, the managers have taken this opportunity to position the fund to seek maximum benefit from an improvement in the market.

The year also brought a new member to Putnam's Board of Trustees, and we are pleased to introduce him here. Charles B. Curtis joined the board in July and brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. He is currently president of NTI, a private foundation dedicated to reducing the threat from weapons of mass destruction. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 19, 2001

REPORT FROM FUND MANAGEMENT

Putnam Global Equity
Research Team

Putnam Research Fund's 2001 fiscal year delivered its share of challenges to the financial markets and the fund management team. During the 12 months ended July 31, 2001, the torrid pace of economic growth and the exhilarating stock market returns of the past several years came to an abrupt halt. Slumping investor confidence and cutbacks in business spending led to sharp declines across new economy sectors of the stock market. While this difficult market environment is reflected in the short-term performance of your fund, we remained focused on the long term and our disciplined stock selection process, which we believe will reward investors over time.

Total return for 12 months ended 7/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -16.93% -21.70%  -17.58% -21.35%  -17.58% -18.34%  -17.36% -20.25%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* A YEAR OF DISAPPOINTMENT FOR EQUITY INVESTORS

At the start of your fund's fiscal year, the U.S. stock market was experiencing some turbulence after reaching historic peaks. In hindsight, we know this volatility was just the tip of the iceberg; the magnitude of the stock market's decline in the ensuing 11 months went on to test the patience and nerves of many investors. The most dramatic losses occurred in the technology sector, as measured by the Nasdaq Composite Index. The Nasdaq reached its peak on March 10, 2000; one year later, it had declined by 59.34%.

The declines accelerated in October 2000 when the U.S. economy quickly started to slow and a number of companies announced weaker-than-expected earnings. In the months that followed, the economic slowdown continued at a pace so rapid that many feared the U.S. economy would fall into a recession. Consumer confidence slipped and businesses reduced their spending. This resulted in lower demand and excess inventories for many companies, particularly in the technology sector.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                    9.7%

Pharmaceuticals            8.3%

Software                   7.4%

Oil and gas                6.5%

Electronics                5.8%

Footnote reads:
*Based on net assets as of 7/31/01. Holdings will vary over time.


* VOLATILITY REMAINED DESPITE FED CUTS, SHORT-LIVED RALLY

In an effort to head off a recession, the Federal Reserve Board quickly took action by reducing short-term interest rates in early January 2001, followed by five more cuts by the end of June. By mid year, short-term interest rates had been reduced from 6.50% to 3.75%, the most dramatic rate of change since 1982. By late spring, the Fed's aggressive actions appeared to be having a positive effect. Investor sentiment began to show signs of improvement and renewed optimism buoyed stocks in many sectors. This rally, however, was short-lived, as investor uncertainty and stock market volatility reemerged, business fundamentals continued to sag, and more companies delivered negative earnings announcements.

While your fund could not sidestep the sharp market declines, our focus on individual stocks rather than overall industry trends helped reduce losses. For example, a number of financial stocks were added to the portfolio prior to the economic slowdown. At the time, their prices were attractive because investors were focused on higher-growth stocks in sectors such as technology. Long before the fastest-growing sectors of the economy lost their luster, we recognized the strong fundamentals and long-term potential of these slower-growing, more defensive stocks and took advantage of their attractive valuations.

Throughout the fiscal year, the stocks of bank holding companies
Comerica, Inc., Bank of America, and Zions Bancorp delivered strength to the portfolio, especially as interest rates declined. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

The utilities sector also contributed positively to performance. Higher electricity prices, while not welcomed by consumers, boosted the value of utility stocks in the fund's portfolio. Our analysts' recommendations of Progress Energy, Inc., Entergy Corp., and El Paso Energy Partners, for example, proved beneficial, although we had sold these stocks at a profit by the fiscal year's midpoint.

* TECHNOLOGY DECLINES TOOK THEIR TOLL ON PERFORMANCE

Despite some areas of strength, sharp stock declines in other sectors, particularly technology, dampened fund performance. In keeping with our investment strategy, we construct a diversified portfolio with sector weightings similar to those of the Standard & Poor's 500 Index, the fund's competitive benchmark. Within those weightings, however, our stock selections may differ from those in the S&P. This allows our team of global equity analysts to contribute their strongest stock recommendations from a wide array of industries. This diversification strategy is designed to minimize risk because the fund's performance is not dependent on a single sector or stock. Of course, this meant that the fund was also positioned in sectors that were hardest hit by the market declines.

"Regardless of the market's behavior, we continue to scrutinize the portfolio on a company-by-company basis, seeking the long-term growth potential that often is overlooked during turbulent times."

-- Putnam Global Equity Research Team

Prior to the economic slowdown, the sector that offered the best prospects for earnings growth was technology. As always, we focused the fund's investments in what we considered to be the strongest companies within the sector. We anticipated that the market would favor these well-positioned companies, particularly as the weaker technology companies faltered. However, the speed and magnitude of the economic slowdown eventually punished even the strongest technology companies. While the fund benefited from our decision to avoid stocks such as Lucent, Sun Microsystems, and Oracle, performance was hurt by declines in holdings such as Network Appliance Corp., a storage and networking company, and Nortel Networks Corp., which specializes in communications equipment. These holdings have since been sold from the portfolio.

* NEW FISCAL YEAR BRINGS CONTINUED FOCUS ON STRATEGY

Although the economic environment remained sluggish at the close of the period, we enter the new fiscal year with an optimistic long-term outlook. The Fed's aggressive actions have been a critical positive factor. In addition, tax rebates and lower energy prices should help boost consumer sentiment and spending over the next 6 to 12 months. Many companies have made progress in addressing problems brought on by the changing economic landscape. They have quickly adjusted their businesses to protect their profitability by lowering costs and cutting jobs. In addition, many manufacturing and technology companies have worked aggressively to reduce their inventories of unsold goods. We anticipate that businesses may begin to resume more normal capital spending and ordering patterns, which should improve the outlook by late 2001 or early 2002.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

Citigroup, Inc.
Financial

The Coca-Cola Co.
Beverages

SBC Communications, Inc.
Regional Bells

Tyco International, Ltd. (Bermuda)
Conglomerate

AOL Time Warner, Inc.
Media

Royal Dutch Petroleum Co. ADR
(Netherlands)
Oil and gas

Schering-Plough Corp.
Pharmaceuticals

Medtronic, Inc.
Medical technology

Clear Channel Communications, Inc.
Broadcasting

Footnote reads:
These holdings represent 33.7% of the fund's net assets as of 7/31/01. Portfolio holdings will vary over time.


Regardless of the market's behavior, we continue to scrutinize the portfolio on a company-by-company basis, seeking the long-term growth potential that often is overlooked during turbulent times. We remain committed to your fund's disciplined approach and our focus on intensive research and strategic stock selection.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/01, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Research Fund is designed for investors seeking capital appreciation primarily through common stock investments.

TOTAL RETURN FOR PERIODS ENDED 7/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (6/15/98)       (2/1/99)        (6/15/98)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -16.93% -21.70% -17.58% -21.35% -17.58% -18.34% -17.36% -20.25%
------------------------------------------------------------------------------
5 years         116.25  103.91  107.10  105.10  108.28  108.28  110.84  103.40
Annual average   16.68   15.32   15.67   15.45   15.81   15.81   16.09   15.26
------------------------------------------------------------------------------
Life of fund    149.30  134.93  137.26  136.26  138.61  138.61  141.88  133.49
Annual average   16.96   15.78   15.97   15.89   16.09   16.09   16.36   15.66
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/01

                            S&P 500               Consumer
                             Index               price index
------------------------------------------------------------------------------
1 year                      -14.33%                 2.66%
------------------------------------------------------------------------------
5 years                     103.66                 12.85
Annual average               15.29                  2.45
------------------------------------------------------------------------------
Life of fund                128.26                 15.80
Annual average               15.21                  2.55
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/2/95

              Fund's class A       S&P 500        Consumer price
Date          shares at POP         Index             index

10/2/95           9,425            10,000            10,000
7/31/96          10,864            11,208            10,261
7/31/97          16,255            17,052            10,483
7/31/98          19,481            20,340            10,659
7/31/99          23,702            24,450            10,881
7/31/00          28,279            26,644            11,279
7/31/01         $23,493           $22,826           $11,580

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $23,726 ($23,626 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $23,861 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $24,188 ($23,349 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/01

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)    1             1             1             1
------------------------------------------------------------------------------
Income                    --            --            --            --
------------------------------------------------------------------------------
Capital gains
  Long-term            $0.3434       $0.3434       $0.3434       $0.3434
------------------------------------------------------------------------------
  Short-term            1.1816        1.1816        1.1816        1.1816
------------------------------------------------------------------------------
  Return of capital*    0.0030        0.0030        0.0030        0.0030
------------------------------------------------------------------------------
  Total                $1.5280       $1.5280       $1.5280       $1.5280
------------------------------------------------------------------------------
Share value:         NAV     POP        NAV           NAV      NAV     POP
------------------------------------------------------------------------------
7/31/00            $18.69  $19.83     $18.38        $18.49    $18.48  $19.15
------------------------------------------------------------------------------
7/31/01             14.23   15.10      13.86         13.95     13.98   14.49
------------------------------------------------------------------------------
*See page 31 for more information.


TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (6/15/98)       (2/1/99)        (6/15/98)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -16.12% -20.93% -16.78% -20.59% -16.85% -17.61% -16.58% -19.48%
------------------------------------------------------------------------------
5 years         117.00  104.53  107.88  105.88  108.88  108.88  111.52  104.25
Annual average   16.76   15.39   15.76   15.54   15.87   15.87   16.16   15.35
------------------------------------------------------------------------------
Life of fund    156.83  142.03  144.62  143.62  145.80  145.80  149.32  140.67
Annual average   17.86   16.65   16.86   16.78   16.96   16.96   17.25   16.53
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. It assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (a series of Putnam Investment Funds), including the fund's portfolio, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended July 31, 1998 were audited by other auditors whose report dated September 10, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.
                                                     KPMG  LLP
Boston, Massachusetts
August 31, 2001



THE FUND'S PORTFOLIO
July 31, 2001

COMMON STOCKS (99.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,242,765 Interpublic Group of Companies, Inc. (The)                                        $  34,014,478

Banking (9.7%)
-------------------------------------------------------------------------------------------------------------------
            676,800 Bank of America Corp.                                                                43,058,016
            661,700 Bank of New York Co., Inc. (The)                                                     29,683,862
            861,500 Comerica, Inc.                                                                       53,059,785
          1,607,900 U.S. Bancorp                                                                         38,171,546
            844,200 Wells Fargo & Co.                                                                    38,883,852
            503,900 Zions Bancorp                                                                        29,452,955
                                                                                                      -------------
                                                                                                        232,310,016

Beverage (4.9%)
-------------------------------------------------------------------------------------------------------------------
          2,007,100 Coca-Cola Co. (The)                                                                  89,516,660
          1,962,950 Coca-Cola Enterprises, Inc.                                                          28,698,329
                                                                                                      -------------
                                                                                                        118,214,989

Broadcasting (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,135,940 Clear Channel Communications, Inc. (NON)                                             66,566,084

Cable Television (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,354,800 AT&T Corp. - Liberty Media Group Class A (NON)                                       21,311,004

Capital Goods (1.3%)
-------------------------------------------------------------------------------------------------------------------
            437,900 Eaton Corp.                                                                          32,159,376

Communications Equipment (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,587,200 Telefonaktiebolaget LM Ericsson AB ADR (Sweden)                                      19,227,392

Computers (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,340,300 Compaq Computer Corp.                                                                34,964,082

Conglomerates (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,441,900 Tyco International, Ltd. (Bermuda)                                                   76,709,080

Consumer Finance (1.5%)
-------------------------------------------------------------------------------------------------------------------
            722,845 Providian Financial Corp.                                                            35,686,858

Electric Utilities (2.6%)
-------------------------------------------------------------------------------------------------------------------
            976,800 CMS Energy Corp.                                                                     26,051,256
          2,537,400 Edison International                                                                 35,625,096
                                                                                                      -------------
                                                                                                         61,676,352

Electronics (5.8%)
-------------------------------------------------------------------------------------------------------------------
            617,200 Broadcom Corp. Class A (NON)                                                         26,928,436
            491,300 Celestica, Inc. (Canada) (NON)                                                       23,705,225
            901,200 Flextronics International, Ltd. (Singapore) (NON)                                    24,503,628
            908,500 Micron Technology, Inc. (NON)                                                        38,157,000
            843,100 PMC - Sierra, Inc. (NON)                                                             25,554,361
                                                                                                      -------------
                                                                                                        138,848,650

Energy (1.2%)
-------------------------------------------------------------------------------------------------------------------
            497,000 Baker Hughes, Inc.                                                                   17,683,260
            335,800 Transocean Sedco Forex, Inc.                                                         10,842,982
                                                                                                      -------------
                                                                                                         28,526,242

Entertainment (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,143,900 Viacom, Inc. Class B (NON)                                                           56,966,220

Financial (3.8%)
-------------------------------------------------------------------------------------------------------------------
          1,833,200 Citigroup, Inc.                                                                      92,044,972

Food (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,219,900 H.J. Heinz Co.                                                                       52,711,879
            904,700 Kraft Foods, Inc. Class A (NON)                                                      28,000,465
                                                                                                      -------------
                                                                                                         80,712,344

Health Care Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
            412,000 CIGNA Corp.                                                                          41,327,720

Insurance (0.7%)
-------------------------------------------------------------------------------------------------------------------
            225,200 XL Capital, Ltd. Class A (Bermuda)                                                   17,284,100

Investment Banking/Brokerage (2.7%)
-------------------------------------------------------------------------------------------------------------------
            253,100 Goldman Sachs Group, Inc. (The)                                                      21,047,796
            721,200 Morgan Stanley, Dean Witter & Co.                                                    43,142,184
                                                                                                      -------------
                                                                                                         64,189,980

Media (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,656,700 AOL Time Warner, Inc. (NON)                                                          75,297,015

Medical Technology (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,400,900 Medtronic, Inc.                                                                      67,285,227

Natural Gas Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,190,200 NiSource, Inc.                                                                       31,373,672

Oil & Gas (6.5%)
-------------------------------------------------------------------------------------------------------------------
          1,554,788 Exxon Mobil Corp.                                                                    64,927,947
          1,295,300 Royal Dutch Petroleum Co. ADR (Netherlands)                                          75,127,400
            453,000 Unocal Corp.                                                                         16,208,340
                                                                                                      -------------
                                                                                                        156,263,687

Paper & Forest Products (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,841,500 Smurfit-Stone Container Corp. (NON)                                                  32,060,515
            490,200 Weyerhaeuser Co.                                                                     29,279,646
                                                                                                      -------------
                                                                                                         61,340,161

Pharmaceuticals (8.3%)
-------------------------------------------------------------------------------------------------------------------
            237,500 Allergan, Inc.                                                                       17,881,375
            928,400 AstraZeneca PLC ADR (United Kingdom)                                                 46,837,780
          1,478,100 Pharmacia Corp.                                                                      65,952,822
          1,797,100 Schering-Plough Corp.                                                                70,176,755
                                                                                                      -------------
                                                                                                        200,848,732

Regional Bells (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,868,068 SBC Communications, Inc.                                                             84,119,102

Restaurants (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,853,100 Starbucks Corp. (NON)                                                                33,429,924

Retail (3.3%)
-------------------------------------------------------------------------------------------------------------------
            191,200 CVS Corp.                                                                             6,885,112
          2,287,000 Limited, Inc. (The)                                                                  38,810,390
          1,000,900 TJX Companies, Inc. (The)                                                            34,040,609
                                                                                                      -------------
                                                                                                         79,736,111

Software (7.4%)
-------------------------------------------------------------------------------------------------------------------
            802,800 BEA Systems, Inc. (NON)                                                              17,701,740
          1,694,200 Microsoft Corp. (NON)                                                               112,139,098
          2,130,400 Parametric Technology Corp. (NON)                                                    20,174,888
            634,400 VERITAS Software Corp. (NON)                                                         26,904,904
                                                                                                      -------------
                                                                                                        176,920,630

Technology Services (3.4%)
-------------------------------------------------------------------------------------------------------------------
            650,500 Checkfree Corp. (NON)                                                                19,619,080
          1,116,400 Convergys Corp. (NON)                                                                34,775,860
          1,901,400 KPMG Consulting, Inc. (NON)                                                          26,543,543
                                                                                                      -------------
                                                                                                         80,938,483

Telecommunications (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,584,400 Qwest Communications International, Inc.                                             41,194,400

Tobacco (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,258,000 Philip Morris Companies, Inc.                                                        57,239,000
                                                                                                     --------------
                    Total Common Stocks (cost $2,474,259,051)                                        $2,398,726,083

SHORT-TERM INVESTMENTS (1.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        17,148,618 Short-term investments held as collateral for loaned securities with yields ranging from 3.62% to
                    4.05% and due dates from August 1, 2001 to
                    September 28, 2001 (d)                                                           $   17,123,350
         16,977,000 Interest in $500,000,000 joint tri-party repurchase agreement dated July 31, 2001 with Credit Suisse
                    First Boston due August 1, 2001 with respect to
                    various U.S. Government obligations -- maturity
                    value of $16,978,839 for an effective yield of 3.90%                                 16,977,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $34,100,350)                                  $   34,100,350
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,508,359,401) (b)                                      $2,432,826,433
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,402,978,226.

  (b) The aggregate identified cost on a tax basis is $2,553,106,228, resulting in gross unrealized appreciation and depreciation of $51,799,320 and $172,079,115, respectively, or net unrealized depreciation of $120,279,795.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

  (d) See footnote l to financial statements on page 26.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $16,762,865 of securities
on loan (identified cost $2,508,359,401) (Note 1)                            $2,432,826,433
-------------------------------------------------------------------------------------------
Cash                                                                                    393
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        1,337,598
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,207,643
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    8,510,585
-------------------------------------------------------------------------------------------
Total assets                                                                  2,446,882,652

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 18,237,125
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,822,385
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,496,558
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          566,293
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        11,512
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,265
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,208,444
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               17,123,350
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              436,494
-------------------------------------------------------------------------------------------
Total liabilities                                                                43,904,426
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,402,978,226

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,750,032,907
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (271,521,713)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (75,532,968)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,402,978,226

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,152,135,267 divided by 80,979,433 shares)                                        $14.23
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.23)*                              $15.10
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($960,637,550 divided by 69,298,758 shares)**                                        $13.86
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($136,897,081 divided by 9,816,461 shares)**                                         $13.95
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($62,267,981 divided by 4,452,691 shares)                                            $13.98
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.98)*                              $14.49
-------------------------------------------------------------------------------------------
Net asset value, offering price, and redemption price per class Y share
($91,040,347 divided by 6,374,715 shares)                                            $14.28
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended July 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $214,662)                                   $   27,484,980
-------------------------------------------------------------------------------------------
Interest                                                                          2,774,982
-------------------------------------------------------------------------------------------
Securities lending                                                                    4,629
-------------------------------------------------------------------------------------------
Total investment income                                                          30,264,591

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 13,422,951
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,061,879
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    29,817
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     23,672
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,650,088
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             9,560,257
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,281,985
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               482,726
-------------------------------------------------------------------------------------------
Amortization of organization expense (Note 1)                                           295
-------------------------------------------------------------------------------------------
Other                                                                             1,611,728
-------------------------------------------------------------------------------------------
Total expenses                                                                   32,125,398
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (595,572)
-------------------------------------------------------------------------------------------
Net expenses                                                                     31,529,826
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,265,235)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                      (229,824,708)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (11,083,822)
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                     (3,605,619)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                              (194,689,230)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (439,203,379)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(440,468,614)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended July 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $    (1,265,235) $    (5,808,840)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (244,514,149)     197,905,812
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            (194,689,230)      49,846,417
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (440,468,614)     241,943,389
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (87,177,057)     (34,762,869)
--------------------------------------------------------------------------------------------------
   Class B                                                            (82,716,580)     (37,359,407)
--------------------------------------------------------------------------------------------------
   Class C                                                            (10,726,962)      (3,121,131)
--------------------------------------------------------------------------------------------------
   Class M                                                             (5,591,295)      (2,839,707)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (3,403,107)              --
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                               (170,240)              --
--------------------------------------------------------------------------------------------------
   Class B                                                               (161,530)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                (20,948)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                (10,919)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                                 (6,645)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                   1,005,367,463      819,475,847
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          374,913,566      983,336,122

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   2,028,064,660    1,044,728,538
--------------------------------------------------------------------------------------------------
End of year (including accumulated
net investment loss of $-- and $--, respectively)                  $2,402,978,226   $2,028,064,660
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.69       $16.60       $13.49       $13.58        $9.75
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .05(c)       .01(c)       .02(c)       .02(c)(e)    .10(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.98)        3.10         3.15         2.03         4.52
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.93)        3.11         3.17         2.05         4.62
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.08)        (.09)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.53)       (1.02)        (.06)       (2.06)        (.70)
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)        --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.53)       (1.02)        (.06)       (2.14)        (.79)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.23       $18.69       $16.60       $13.49       $13.58
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (16.93)       19.32        23.57        18.00        49.62
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,152,135     $913,312     $475,954      $90,282      $11,509
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.05         1.07         1.08         1.04(e)      1.00(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .31          .02          .10          .28(e)       .82(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                162.94       159.24       126.14       129.01       119.20
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $0.01 and $0.02 per class A share for the periods ended July 31, 1998 and July 31, 1997, respectively.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 June 15, 1998+
operating performance                         Year ended July 31            to July 31
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.38       $16.46       $13.49       $13.00
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (c)                 (.07)        (.13)        (.11)        (.01)(e)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.92)        3.07         3.14          .50
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.99)        2.94         3.03          .49
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.53)       (1.02)        (.06)          --
----------------------------------------------------------------------------------------
From return of capital                    --(d)        --           --           --
----------------------------------------------------------------------------------------
Total distributions                    (1.53)       (1.02)        (.06)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.86       $18.38       $16.46       $13.49
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (17.58)       18.41        22.53         3.77*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $960,638     $906,430     $494,452      $66,317
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.80         1.82         1.83          .26*(e)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.44)        (.73)        (.66)        (.12)*(e)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                162.94       159.24       126.14       129.01
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of less than $0.01 per class B share for the period ended July 31, 1998.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                            For the period
Per-share                                                    Feb. 1, 1999+
operating performance                   Year ended July 31     to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.49       $16.55       $15.81
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (c)                 (.07)        (.13)        (.05)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.94)        3.09          .79
---------------------------------------------------------------------------
Total from
investment operations                  (3.01)        2.96          .74
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.53)       (1.02)          --
---------------------------------------------------------------------------
From return of capital                    --(d)        --           --
---------------------------------------------------------------------------
Total distributions                    (1.53)       (1.02)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.95       $18.49       $16.55
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (17.58)       18.43         4.68*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $136,897     $106,087      $31,963
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.80         1.82          .91*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.44)        (.73)        (.35)*
---------------------------------------------------------------------------
Portfolio turnover (%)                162.94       159.24       126.14
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 June 15, 1998+
operating performance                          Year ended July 31           to July 31
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.48       $16.51       $13.49       $13.00
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (c)                 (.03)        (.08)        (.06)        (.01)(e)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.94)        3.07         3.14          .50
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.97)        2.99         3.08          .49
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.53)       (1.02)        (.06)          --
----------------------------------------------------------------------------------------
From return of capital                    --(d)        --           --           --
----------------------------------------------------------------------------------------
Total distributions                    (1.53)       (1.02)        (.06)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.98       $18.48       $16.51       $13.49
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (17.36)       18.67        22.90         3.77*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $62,268      $62,834      $42,359       $7,244
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.55         1.57         1.58          .23*(e)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.19)        (.47)        (.40)        (.08)*(e)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                162.94       159.24       126.14       129.01
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total returns for periods prior to 1999 reflect an expense limitation. Without the limitation total returns would have been lower.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of less than $0.01 per class M share for the period ended July 31, 1998.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  April 4, 2000+
operating performance                 July 31     to July 31
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $18.71       $18.94
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .09          .01
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.99)        (.24)
--------------------------------------------------------------
Total from
investment operations                  (2.90)        (.23)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized gain
on investments                         (1.53)          --
--------------------------------------------------------------
From return of capital                    --(d)        --
--------------------------------------------------------------
Total distributions                    (1.53)          --
--------------------------------------------------------------
Net asset value,
end of period                         $14.28       $18.71
--------------------------------------------------------------
Total return at
net asset value (%)(a)                (16.74)       (1.21)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $91,040      $39,402
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .80          .27*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .56          .08*
--------------------------------------------------------------
Portfolio turnover (%)                162.94       159.24
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
July 31, 2001

Note1
Significant accounting policies

Putnam Research Fund ("the fund") is one of a series of Putnam
Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2001, the value of securities loaned amounted to $16,762,865. The fund received cash collateral of $17,123,350 which was pooled with collateral from other Putnam Funds into 48 issuers of high grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2001, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferals, realized gains and losses on certain futures contracts, and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2001, the fund reclassified $1,265,235 to decrease accumulated net investment loss and $1,823,755 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $558,520. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. The expenses have been fully amortized on a projected net asset basis over a five-year period.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The base fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 ("S&P 500") composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3.0%, subject to a maximum increase or decrease of 0.07% of average net assets. As of July 31, 2001, the management fee has been increased the maximum of 0.07% at each tier.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2001, year the fund's expenses were reduced by $595,572 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,036 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $1,145,028 and $45,715 from the sale of class A and class M shares, respectively, and received $1,175,224 and $25,786 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received $30,856 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,458,091,009 and $3,647,369,978, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 42,507,899       $ 682,320,038
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,022,412          84,225,842
---------------------------------------------------------------------------
                                            47,530,311         766,545,880

Shares
repurchased                                (15,420,732)       (240,625,905)
---------------------------------------------------------------------------
Net increase                                32,109,579       $ 525,919,975
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,760,900       $ 517,080,652
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,952,993          33,454,758
---------------------------------------------------------------------------
                                            30,713,893         550,535,410

Shares
repurchased                                (10,515,408)       (189,072,332)
---------------------------------------------------------------------------
Net increase                                20,198,485       $ 361,463,078
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,658,757       $ 406,519,159
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,641,111          76,207,071
---------------------------------------------------------------------------
                                            30,299,868         482,726,230

Shares
repurchased                                (10,318,978)       (156,941,211)
---------------------------------------------------------------------------
Net increase                                19,980,890       $ 325,785,019
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,450,846       $ 427,647,966
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,035,489          34,460,827
---------------------------------------------------------------------------
                                            26,486,335         462,108,793

Shares
repurchased                                 (7,204,096)       (126,681,589)
---------------------------------------------------------------------------
Net increase                                19,282,239       $ 335,427,204
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,488,243        $ 88,393,089
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  539,203           8,913,028
---------------------------------------------------------------------------
                                             6,027,446          97,306,117

Shares
repurchased                                 (1,948,869)        (29,654,981)
---------------------------------------------------------------------------
Net increase                                 4,078,577        $ 67,651,136
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,193,578         $74,403,348
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  152,231           2,592,489
---------------------------------------------------------------------------
                                             4,345,809          76,995,837

Shares
repurchased                                   (538,901)         (9,558,182)
---------------------------------------------------------------------------
Net increase                                 3,806,908         $67,437,655
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,572,642        $ 25,337,574
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  328,480           5,433,074
---------------------------------------------------------------------------
                                             1,901,122          30,770,648

Shares
repurchased                                   (848,350)        (13,218,022)
---------------------------------------------------------------------------
Net increase                                 1,052,772        $ 17,552,626
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,669,348        $ 29,572,768
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  162,871           2,767,194
---------------------------------------------------------------------------
                                             1,832,219          32,339,962

Shares
repurchased                                   (998,648)        (17,578,495)
---------------------------------------------------------------------------
Net increase                                   833,571        $ 14,761,467
---------------------------------------------------------------------------

                                                 Year ended July, 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,619,926        $ 89,191,354
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  202,926           3,409,752
---------------------------------------------------------------------------
                                             5,822,852          92,601,106

Shares
repurchased                                 (1,554,274)        (24,142,399)
---------------------------------------------------------------------------
Net increase                                 4,268,578        $ 68,458,707
---------------------------------------------------------------------------

                                              For the period April 4, 2000
                                           (commencement of operations) to
                                                             July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,145,373         $41,118,336
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,145,373          41,118,336

Shares
repurchased                                    (39,236)           (731,893)
---------------------------------------------------------------------------
Net increase                                 2,106,137         $40,386,443
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $6,625,040 as long term capital gain, for its taxable year ended July 31, 2001.

For the year ended July 31, 2001, a portion of the Fund's distribution represents return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.

THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin Scott
Vice President

Thomas Haslett
Vice President

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN067-74760  2AQ/2JK/2JL/2JM  9/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Research Fund
Supplement to annual Report dated 7/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/01

                                                      NAV
1 year                                              -16.74%
5 years                                             116.98%
Annual average                                       16.76%
Life of fund (since class A inception, 10/2/95)     150.14%
Annual average                                       17.03%

Share value:                                          NAV
7/31/00                                              $18.71
7/31/01                                              $14.28
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     1         --            $1.528         $1.528
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
International
Large Cap
Growth Fund

SEMIANNUAL REPORT ON PERFORMANCE AND PORTFOLIO

7-31-01

[SCALE LOGO OMITTED]


The following report contains a list of your fund's portfolio holdings and complete financial statements for the six months ended 7/31/01. Additional details, including fund strategy, performance, and managers' outlook, will be provided in the annual report, which will cover the 12 months ended 1/31/02.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
July 31, 2001 (Unaudited)

COMMON STOCKS (97.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (3.1%)
-------------------------------------------------------------------------------------------------------------------
              1,431 Commonwealth Bank of Australia                                                    $      21,407
              1,404 CSR, Ltd.                                                                                 4,820
              1,026 Rio Tinto, Ltd.                                                                          17,221
                756 Westpac Banking Corp.                                                                     5,256
                                                                                                      -------------
                                                                                                             48,704

Belgium (4.1%)
-------------------------------------------------------------------------------------------------------------------
              3,121 Dexia                                                                                    48,407
                 78 Electrabel SA                                                                            16,840
                                                                                                      -------------
                                                                                                             65,247

Canada (0.5%)
-------------------------------------------------------------------------------------------------------------------
                206 Canadian Pacific, Ltd.                                                                    7,859

Denmark (1.5%)
-------------------------------------------------------------------------------------------------------------------
                119 Novo-Nordisk A/S                                                                          5,382
                529 TDC A/S                                                                                  18,892
                                                                                                      -------------
                                                                                                             24,274

Finland (2.3%)
-------------------------------------------------------------------------------------------------------------------
              1,139 Nokia OYJ                                                                                25,059
              1,296 Sampo OYJ Class A                                                                        10,827
                                                                                                      -------------
                                                                                                             35,886

France (17.6%)
-------------------------------------------------------------------------------------------------------------------
                326 Accor SA                                                                                 13,119
                580 AGF (Assurances Generales de France)                                                     31,788
                583 Altran Technologies SA                                                                   29,631
                297 Aventis SA                                                                               22,825
                481 Bouygues SA                                                                              16,200
                315 L'Oreal SA                                                                               22,858
              1,485 Orange SA (NON)                                                                          11,796
                923 Sanofi-Synthelabo SA                                                                     57,974
                 90 Societe Television Francaise I                                                            3,035
              1,021 Suez SA                                                                                  34,450
                173 Thomson Multimedia SA (NON)                                                               5,554
                168 TotalFinaElf SA                                                                          23,897
                140 Vinci SA                                                                                  8,977
                                                                                                      -------------
                                                                                                            282,104

Germany (7.2%)
-------------------------------------------------------------------------------------------------------------------
                159 Allianz Versicherungs AG                                                                 44,579
                499 Bayer AG                                                                                 20,560
                551 Deutsche Post AG                                                                          8,604
                157 Merck KGaA                                                                                5,974
                 60 Muenchener Rueckversicherungs-Gesellschaft AG                                            17,164
                335 Siemens AG                                                                               18,712
                                                                                                      -------------
                                                                                                            115,593

Guernsey (1.3%)
-------------------------------------------------------------------------------------------------------------------
                454 Amdocs, Ltd. (NON)                                                                       20,462

Hong Kong (0.3%)
-------------------------------------------------------------------------------------------------------------------
              4,000 Esprit Holdings, Ltd.                                                                     4,667

Italy (6.0%)
-------------------------------------------------------------------------------------------------------------------
                794 Banca Fideuram SpA                                                                        7,467
              2,484 ENI SpA                                                                                  30,183
              2,700 IntesaBCI SpA                                                                             8,598
              1,593 Mediolanum SpA                                                                           17,099
              3,565 Telecom Italia SpA                                                                       33,089
                                                                                                      -------------
                                                                                                             96,436

Japan (15.9%)
-------------------------------------------------------------------------------------------------------------------
                100 Aiful Corp.                                                                               8,402
              1,000 Ajinomoto Co. Inc.                                                                       11,534
                100 Fast Retailing Co., Ltd.                                                                 17,909
              1,000 Hitachi Chemical Co., Ltd.                                                               11,237
                100 Nintendo Co., Ltd.                                                                       17,669
                  2 Nippon Telegraph and Telephone Corp. (NTT)                                               10,268
                  2 NTT DoCoMo, Inc.                                                                         27,713
              1,000 Olympus Optical Co., Ltd.                                                                15,074
              2,000 Omron Corp.                                                                              28,835
                200 Orix Corp.                                                                               16,900
              1,000 Ricoh Co., Ltd.                                                                          18,742
              1,000 Sharp Corp.                                                                              11,502
                200 Sony Corp.                                                                                9,852
              2,000 Sumitomo Electric Industries, Ltd.                                                       19,832
              3,000 Toppan Printing Co., Ltd.                                                                29,267
                                                                                                      -------------
                                                                                                            254,736

Netherlands (6.3%)
-------------------------------------------------------------------------------------------------------------------
              1,065 Aegon NV                                                                                 29,739
                570 ING Groep NV                                                                             18,569
                905 Royal Dutch Petroleum Co.                                                                52,766
                                                                                                      -------------
                                                                                                            101,074

New Zealand (1.0%)
-------------------------------------------------------------------------------------------------------------------
              7,521 Telecom Corp. of New Zealand, Ltd.                                                       16,560

Singapore (1.4%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Chartered Semiconductor Manufacturing, Ltd. (NON)                                         5,173
             11,000 Singapore Technologies Engineering, Ltd.                                                 16,792
                                                                                                      -------------
                                                                                                             21,965

South Korea (1.0%)
-------------------------------------------------------------------------------------------------------------------
                400 Korea Electric Power Corp.                                                                6,404
                 60 Samsung Electronics Co., Ltd.                                                             8,794
                                                                                                      -------------
                                                                                                             15,198

Spain (3.3%)
-------------------------------------------------------------------------------------------------------------------
                486 Autopistas Concesionaria Espanola SA                                                      4,719
                450 Autopistas Concesionaria Espanola SA (Rights) (NON)                                         217
                835 Banco Popular Espanol                                                                    30,277
              1,296 Iberdola SA                                                                              17,029
                                                                                                      -------------
                                                                                                             52,242

Sweden (1.1%)
-------------------------------------------------------------------------------------------------------------------
                487 Foreningssparbanken AB                                                                    5,592
                837 Svenska Handelsbanken AB Class A                                                         12,212
                                                                                                      -------------
                                                                                                             17,804

Switzerland (4.8%)
-------------------------------------------------------------------------------------------------------------------
                130 Nestle SA                                                                                27,855
                 30 Swatch Group AG (The) Class B                                                            28,735
                 75 Swisscom AG ADR                                                                          20,631
                                                                                                      -------------
                                                                                                             77,221

United Kingdom (18.9%)
-------------------------------------------------------------------------------------------------------------------
              1,420 Amvescap PLC                                                                             22,564
                842 AstraZeneca PLC                                                                          41,806
                734 Barclays PLC                                                                             21,768
              2,435 BP PLC                                                                                   20,248
                520 Carlton Communications PLC                                                                2,570
              1,276 Diageo PLC                                                                               13,111
              1,386 GlaxoSmithKline PLC                                                                      40,037
              2,322 Great Universal Stores PLC (The)                                                         20,649
              2,209 HSBC Holdings PLC                                                                        25,578
              1,631 Misys PLC                                                                                 8,693
                270 Pearson PLC                                                                               4,129
              4,293 Scottish Power PLC                                                                       29,978
              1,944 Severn Trent Water PLC                                                                   20,501
              1,134 Shell Transport & Trading Co. PLC                                                         9,591
              2,484 Vodafone Group PLC                                                                        5,434
              1,431 WPP Group PLC                                                                            15,193
                                                                                                      -------------
                                                                                                            301,850
                                                                                                      -------------
                    Total Common Stocks (cost $1,738,438)                                             $   1,559,882

PREFERRED STOCKS (0.8%) (a) (cost $17,130)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                156 Marschollek, Lautenschlaeger und Partner (MLP)
                    AG zero % pfd. (Germany)                                                          $      12,425

SHORT-TERM INVESTMENTS (1.2%) (a) (cost $20,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            20,000 Interest in $500,000,000 joint repurchase agreement dated July 31, 2001 with Credit Suisse First Boston
                    due August 1, 2001 with respect to various
                    U.S. Government obligations -- maturity value
                    of $20,002 for an effective yield of 3.9%                                         $      20,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,775,568) (b)                                           $   1,592,307
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,599,002.

  (b) The aggregate identified cost on a tax basis is $1,778,874, resulting in gross unrealized appreciation and depreciation of $18,461 and $205,028, respectively, or net unrealized depreciation of $186,567.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentration greater than 10% at July 31, 2001 (as a percentage of net assets):

           Pharmaceuticals      12.2%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,775,568) (Note 1)                                            $1,592,307
-------------------------------------------------------------------------------------------
Cash                                                                                    977
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                            1,761
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       27,015
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                      3,610
-------------------------------------------------------------------------------------------
Unamortized offering costs (Note 1)                                                     822
-------------------------------------------------------------------------------------------
Total assets                                                                      1,626,492

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     14,765
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               16
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            18
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               10,688
-------------------------------------------------------------------------------------------
Total liabilities                                                                    27,490
-------------------------------------------------------------------------------------------
Net assets                                                                       $1,599,002

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,036,847
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          8,069
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (262,997)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                  (182,917)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,599,002

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,599,002 divided by 240,798 shares)                                                $6.64
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $6.64)                                 $7.05
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended July 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,214)                                          $  15,936
-------------------------------------------------------------------------------------------
Interest                                                                                432
-------------------------------------------------------------------------------------------
Total investment income                                                              16,368

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      6,667
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,266
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       704
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         20
-------------------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                                 992
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               2,838
-------------------------------------------------------------------------------------------
Auditing                                                                              5,475
-------------------------------------------------------------------------------------------
Legal                                                                                 2,384
-------------------------------------------------------------------------------------------
Other                                                                                    41
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by manager (Note 2)                                       (9,941)
-------------------------------------------------------------------------------------------
Total expenses                                                                       10,446
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (742)
-------------------------------------------------------------------------------------------
Net expenses                                                                          9,704
-------------------------------------------------------------------------------------------
Net investment income                                                                 6,664
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (250,551)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (397)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                                 323
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                       (163,476)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (414,101)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(407,437)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                               For the period
                                                                              December 29, 2000
                                                           For the six         (commencement
                                                           months ended      of operations) to
                                                          July 31, 2001*      January 31, 2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                    $    6,664              $    1,393
--------------------------------------------------------------------------------------------------
Net realized loss on investments                           (250,948)                (12,037)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies               (163,153)                (19,764)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations       (407,437)                (30,408)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)            35,042                   1,805
--------------------------------------------------------------------------------------------------
Total decrease in net assets                               (372,395)                (28,603)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                              1,971,397               2,000,000
--------------------------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $8,069 and
$1,405, respectively)                                    $1,599,002              $1,971,397
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                             July 31   Dec. 29, 2000+
operating performance               (Unaudited)  to January 31
--------------------------------------------------------------
                                        2001         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.37        $8.50
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(b)             .03          .01
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.76)        (.14)
--------------------------------------------------------------
Total from
investment operations                  (1.73)        (.13)
--------------------------------------------------------------
Net asset value,
end of period                          $6.64        $8.37
--------------------------------------------------------------
Total return at
market value (%)(c)                   (20.67)*      (1.53)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,599       $1,971
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)             .62*         .12*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)             .40*         .07*
--------------------------------------------------------------
Portfolio turnover (%)                 81.24*       14.23*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of $.04 and $.05 per share for the periods ended July 31, 2001 and January
    31, 2001, respectively (Note 2).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
July 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam International Large Cap Growth Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in equity securities of large companies located outside of the United States that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC believes have the potential for capital appreciation.

The fund offers class A shares. Class A shares are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At January 31, 2001, the fund had a capital loss carryover of approximately $11,000 available to offset future net capital gain, if any, which will expire on January 31, 2009.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Unamortized offering costs The offering costs of $2,000 are being amortized on a straight line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through January 31, 2002, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC and payments under the Trust's distribution plan) would exceed an annual rate of 1.25% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended July 31, 2001, the fund's expenses were reduced by $742 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets attributable to class A shares. The Trustees currently have not approved payments under the plan.

For the six months ended July 31, 2001, Putnam Retail Management, acting as underwriter received no net commissions from the sale of shares. A deferred sales charge of up to 1% is assessed on certain redemptions of shares. For the six months ended July 31, 2001, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the six months ended July 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,420,072 and $1,343,542, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                            Six months ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      5,445             $36,212
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                 5,445              36,212

Shares
repurchased                                       (159)             (1,170)
---------------------------------------------------------------------------
Net increase                                     5,286             $35,042
---------------------------------------------------------------------------

                                          For the period December 29, 2000
                                           (commencement of operations) to
                                                          January 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        218              $1,805
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                   218               1,805

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                       218              $1,805
---------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The fund was established as a Massachusetts business trust on September 28, 2000. During the period September 28, 2000 to December 28, 2000, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000 and the issuance of 235,294 shares to Putnam Investments, LLC on December 29, 2000.

At July 31, 2001, Putnam Investments, LLC owned 235,294 class A shares of the fund (97.7% of class A shares outstanding), valued at $1,562,352.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kelly A. Morgan
Vice President and Fund Manager

Lisa H. Svensson
Vice President and Fund Manager

Stephen P. Dexter
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Large Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


74762  2UC  9/01